UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
_______________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 10, 2026
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StoneX Group Inc.
(Exact name of registrant as specified in its charter)
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Delaware	000-23554	59-2921318
(State of Incorporation)	(Commission File Number)	(IRS Employer ID No.)
230 Park Ave, 10th Floor
New York, NY 10169
(Address of principal executive offices, including Zip Code)
(212) 485-3500
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act 17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	SNEX	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
The Annual Meeting of the Shareholders of StoneX Group Inc. was held on March 10, 2026. The final voting results for each matter submitted to a vote of the Shareholders are as follows:

Item 1. With respect to the election of ten directors to hold office for a term expiring at the 2027 annual meeting or until their respective earlier death, resignation or removal, votes were validly cast as follows for the following persons as directors of the Company:

Nominees	Number of Votes For	Number of Votes Withheld	Broker Non-Votes
Annabelle G. Bexiga	42,075,377	649,147	5,403,390
Diane L. Cooper	42,506,832	217,692	5,403,390
John M. Fowler	40,912,435	1,812,089	5,403,390
Steven Kass	41,513,764	1,210,760	5,403,390
Charles Lyon	41,963,882	760,642	5,403,390
Sean M. O'Connor	42,093,958	630,566	5,403,390
Eric Parthemore	39,243,306	3,481,218	5,403,390
John Radziwill	41,468,557	1,255,967	5,403,390
Philip Smith	42,515,494	209,030	5,403,390
Dhamu R. Thamodaran	42,494,655	229,869	5,403,390

Item 2. KPMG LLP was ratified as the Company's independent registered public accounting firm for the 2026 fiscal year with the following vote:

FOR	47,854,180
AGAINST	249,248
ABSTAIN	24,486
BROKER NON-VOTES	—

Item 3. A Company proposal, required by the Dodd-Frank Wall Street Reform and Consumer Protection Act, requesting that shareholders approve a non-binding resolution to approve the compensation awarded by the Company to the Company's Named Executive Officers ("say-on-pay") as described in the Compensation Discussion & Analysis, tabular disclosures, and other narrative executive compensation disclosures in the January 26, 2026 Proxy Statement as required by the rules of the Securities and Exchange Commission, passed with the following vote:

FOR	38,245,170
AGAINST	4,448,707
ABSTAIN	30,647
BROKER NON-VOTES	5,403,390

Item 7.01. Regulation FD Disclosure.

During the regular meeting of the Board of Directors held March 10, 2026, following the Annual Meeting of the Shareholders of StoneX Group Inc., John Radziwill was elected as Chairman of the Board of Directors and Sean M. O'Connor was elected as Executive Vice-Chairman of the Board of Directors.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits
Exhibit No.
104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature
Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

StoneX Group Inc.
(Registrant)
March 12, 2026	/s/ Kevin Shea
(Date)	Kevin Shea
Corporate Secretary